SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 333-191063

Date of Report: December 12, 2017

WINHA INTERNATIONAL GROUP LIMITED

Nevada	47-2450462
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

3rd Floor, No. 19 Changyi Road, Changmingshui Village Wuguishan Town, Zhongshan City, P.R. China	528458
(Address of principal executive offices)	(Zip Code)

86-760-8896-3655
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On December 12, 2017, the Registrant's Australian subsidiary, Winha Commerce and Trade International Limited ("Australian Winha"), filed with the Australian Securities Exchange a Financial Report for the Half Year Ended September 30, 2017, accompanied by Appendix 4D thereto, setting forth information regarding the financial condition and results of operations of Australian Winha during the six month period ended September 30, 2017. Copies of each document are being filed as exhibits to this Current Report.

 Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Financial Report for the Half Year Ended September 30, 2017 filed by Winha Commerce and Trade International Limited for the half year ended September 30, 2017.
99.2	Appendix 4D to the Financial Report for the Half Year Ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 12, 2017 Winha International Group Limited
                                                 By: /s/ Fuxiao Shi
                                                 Fuxiao Shi, President